As filed with the Securities and Exchange Commission on February 16, 2021.
===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                               February 16, 2021

Dear Shareholder:

     The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust High Income Long/Short Fund (the "Fund"). The Meeting is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, April 8, 2021, at 12:00 noon Central Time. However, the time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a press release (a copy of which will be available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage)) or otherwise in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff.

     At the Meeting, you will be asked to vote on the following:

     1.  The election of two Trustees (Proposal 1);

     2. If properly presented at the Meeting, a shareholder proposal regarding the termination of all investment advisory and management agreements pertaining to the Fund (Proposal 2); and

     3. Any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.

     YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT, ESPECIALLY IN LIGHT OF THE SHAREHOLDER PROPOSAL (PROPOSAL 2), WHICH IS UNANIMOUSLY OPPOSED BY THE BOARD OF TRUSTEES OF THE FUND. If you cannot attend the Meeting, you may participate by proxy. Please take a few moments to read the enclosed materials and then vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

     We appreciate your participation in this important Meeting.

         Thank you.
                                      Sincerely,

                                      /s/ James A. Bowen

                                      James A. Bowen
                                      Chairman of the Board

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 290-6429 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 8, 2021

February 16, 2021

To the Shareholders of First Trust High Income Long/Short Fund:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust High Income Long/Short Fund (the "Fund"), a Massachusetts business trust, is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, April 8, 2021, at 12:00 noon Central Time, for the following purposes:

     1.  To elect two Trustees (the Class II Trustees) of the Fund (Proposal 1).

     2. If properly presented at the Meeting, to vote on a shareholder proposal regarding the termination of all investment advisory and management agreements pertaining to the Fund (Proposal 2).

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.

     The Board of Trustees of the Fund has fixed the close of business on February 1, 2021 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a press release (a copy of which will be available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage)) or otherwise in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff.

                                      By Order of the Board of Trustees,

                                      /s/ W. Scott Jardine

                                      W. Scott Jardine
                                      Secretary

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 290-6429 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 8, 2021

                                PROXY STATEMENT
                               FEBRUARY 16, 2021

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 25, 2021.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust High Income Long/Short Fund (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund scheduled to be held on Thursday, April 8, 2021, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., the investment advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement. Please note that the time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a press release (a copy of which will be available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage)) or otherwise in a manner consistent with guidance issued by the Securities and Exchange Commission ("SEC") or its staff.

     The principal offices of the Fund are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

     Proxy solicitations by the Fund will be made primarily by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at a cost which is expected to be a total of approximately $101,200. The expense of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials from the Fund to the person(s) for whom they hold shares of the Fund.

     The close of business on February 1, 2021 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. In the event that, for any reason, a new record date is set for the Meeting, a proxy received from a shareholder who was a shareholder of record on both the Record Date and the new record date will remain in full force and effect unless explicitly revoked by the applicable shareholder.

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING SCHEDULED TO BE HELD ON APRIL 8, 2021. THIS
PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GC4D1PTZGO3O. THE FUND'S MOST
RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT THE FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR"), AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL TOLL-FREE (800) 988-5891.

     YOU MAY CALL TOLL-FREE (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON. AS NOTED ABOVE, HOWEVER, IN LIGHT OF THE ONGOING COVID-19 PANDEMIC, THE TIME, DATE AND LOCATION OF THE MEETING MAY BE SUBJECT TO CHANGE, OR THE MEETING MAY BE HELD REMOTELY. ANY CHANGE TO THE TIME, DATE OR LOCATION OF THE MEETING WILL BE DISCLOSED IN A PRESS RELEASE (A COPY OF WHICH WILL BE AVAILABLE ON THE FUND'S WEBSITE AT HTTPS://WWW.FTPORTFOLIOS.COM (GO TO NEWS & LITERATURE ON THE FUND'S WEBPAGE)) OR OTHERWISE IN A MANNER CONSISTENT WITH GUIDANCE ISSUED BY THE SEC OR ITS STAFF.

                                     VOTING

     Under the Fund's by-laws (as amended and restated on October 19, 2020, the "By-Laws"), a quorum with respect to a matter is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Shares entitled to vote on the matter. For the purposes of establishing whether a quorum is present with respect to the Meeting, all Shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. The Meeting may be postponed prior to the Meeting with notice to shareholders entitled to vote at the Meeting. Further, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more matters to a date that may be more than 120 days after the date set for the original meeting, whether or not a quorum is present with respect to such matter or matters. In addition, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at the Meeting, including those that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

     The required votes for the proposals included in this Proxy Statement are:

     PROPOSAL 1: As described further in Proposal 1 set forth in this Proxy Statement, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as the Class II Trustees of the Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of Proposal 1.

     PROPOSAL 2: If properly presented at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Fund will be required to approve the shareholder proposal, described further in Proposal 2, regarding the termination of all investment advisory and management agreements pertaining to the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (1) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy; or (2) more than 50% of the outstanding Shares entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

     For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted "FOR" Proposal 1 (i.e., the election of the specified nominees as the Class II Trustees), "AGAINST" Proposal 2, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

     The New York Stock Exchange ("NYSE") permits broker-dealers to vote their customers' shares on certain routine matters when the broker-dealers have not received voting instructions from their customers. The election of Trustees is an example of a routine matter on which broker-dealers may vote this way. Broker-dealers may not vote their customers' shares on non-routine matters, such as shareholder proposals, including Proposal 2, unless they have received voting instructions from their customers. For this reason, if you beneficially own Shares that are held in "street name" through a broker-dealer, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your Shares to be voted.

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders of record entitled to notice of the Meeting will be available at the Advisor's Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

                               OUTSTANDING SHARES

     On the Record Date, the Fund had 33,470,143 Shares outstanding. Shares of the Fund are listed on the NYSE under the ticker symbol FSD. To the extent they are entitled to exercise voting rights with respect to Shares owned, shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The By-Laws include provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of the Fund's Shares in a "Control Share Acquisition" may exercise voting rights with respect to such Shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. See "ADDITIONAL INFORMATION--CONTROL SHARE ACQUISITIONS" below.

     To the knowledge of the Board of Trustees of the Fund, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. If a party controls the Fund, such party may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on (1) securities position listing reports as of the Record Date and (2) reports filed with the SEC by shareholders on the dates indicated in such filings. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                             BENEFICIAL OWNERSHIP OF SHARES
-------------------------------------  -----------------------  ------------------------
         NAME AND ADDRESS                SHARES BENEFICIALLY    % OF OUTSTANDING SHARES
       OF BENEFICIAL OWNER                      OWNED             BENEFICIALLY OWNED
-------------------------------------  -----------------------  ------------------------
Morgan Stanley Smith Barney LLC           11,659,395 Shares            34.84%
1300 Thames Street, 6th Floor
Baltimore, MD  21231
-------------------------------------  -----------------------  ------------------------
Wells Fargo Clearing Services LLC          2,709,333 Shares             8.09%
1 N. Jefferson Avenue
St. Louis, MO 63103
-------------------------------------  -----------------------  ------------------------
National Financial Services LLC
499 Washington Blvd.                       1,757,882 Shares             5.25%
Jersey City, NJ 07310
-------------------------------------  -----------------------  ------------------------
Saba Capital Management, L.P.*
Boaz R. Weinstein
Saba Capital Management GP, LLC           1,692,755 Shares*             5.0%*
405 Lexington Avenue
58th Floor
New York, NY 10174
-------------------------------------  -----------------------  ------------------------

* Information is according to Schedule 13G/A filed with the SEC pursuant to a joint filing agreement on February 12, 2021. The Schedule 13G/A states that the reporting persons have shared voting power and shared dispositive power with respect to the Shares held.

               PROPOSAL 1: ELECTION OF TWO (2) CLASS II TRUSTEES

TWO (2) CLASS II TRUSTEES ARE TO BE ELECTED TO THE BOARD OF TRUSTEES OF THE FUND BY HOLDERS OF SHARES OF THE FUND. CURRENT TRUSTEES RICHARD E. ERICKSON AND THOMAS R. KADLEC ARE THE NOMINEES FOR ELECTION AS THE CLASS II TRUSTEES BY SHAREHOLDERS OF THE FUND FOR A THREE-YEAR TERM.

     The Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Richard E. Erickson and Thomas R. Kadlec are currently the Class II Trustees of the Fund for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected, Dr. Erickson and Mr. Kadlec will hold office for a three-year term expiring at the Fund's 2024 annual meeting of shareholders. James A. Bowen, Niel
B. Nielson and Robert F. Keith are current and continuing Trustees. Mr. Bowen and Mr. Nielson are the Class III Trustees of the Fund for a term expiring at the Fund's 2022 annual meeting of shareholders. Mr. Keith is the Class I Trustee of the Fund for a term expiring at the Fund's 2023 annual meeting of shareholders. Each Trustee will continue to serve until his successor is elected and qualified, or until he earlier resigns or is otherwise removed.

     REQUIRED VOTE: The nominees for election as the Class II Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

     If you are voting by submitting a proxy card, unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Fund's Board of Trustees in accordance with the Fund's procedures.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
              SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

                                   MANAGEMENT

MANAGEMENT OF THE FUND

     The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, the Fund has established a staggered Board of Trustees consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class and when the Trustee's successor is elected and qualified. James A. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee." The officers of the Fund serve indefinite terms.


            The remainder of this page is intentionally left blank.

     The following tables identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

                                                 INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   OTHER
                                                                                               NUMBER OF       TRUSTEESHIPS
                                                                                             PORTFOLIOS IN          OR
                                         TERM OF OFFICE(1)                                  THE FIRST TRUST    DIRECTORSHIPS
                                          AND YEAR FIRST        PRINCIPAL OCCUPATION(S)      FUND COMPLEX     HELD BY TRUSTEE
      NAME AND            POSITION(S)     ELECTED OR               DURING PAST 5              OVERSEEN BY      DURING PAST 5
    YEAR OF BIRTH        HELD WITH FUND  APPOINTED(2)                  YEARS                    TRUSTEE            YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson    Trustee           Class II           Physician; Officer, Wheaton     194              None
1951                                     Nominee            Orthopedics; Limited
                                                            Partner, Gundersen Real
                                         Since Fund         Estate Limited Partnership
                                         Inception          (June 1992 to
                                                            December 2016)
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec       Trustee           Class II           President, ADM Investor         194              Director of ADM
1957                                     Nominee            Services, Inc. (Futures                          Investor Services,
                                                            Commission Merchant)                             Inc., ADM Investor
                                         Since Fund                                                          Services
                                         Inception                                                           International,
                                                                                                             Futures Industry
                                                                                                             Association, and
                                                                                                             National Futures
                                                                                                             Association
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Keith        Trustee           Class I            President, Hibs Enterprises     194              Director of Trust
1956                                                        (Financial and Management                        Company of
                                         Since Fund         Consulting)                                      Illinois
                                         Inception
------------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson        Trustee           Class III          Senior Advisor (August 2018     194              None
1954                                                        to present), Managing
                                         Since Fund         Director and Chief Operating
                                         Inception          Officer (January 2015 to
                                                            August 2018), Pelita Harapan
                                                            Educational Foundation
                                                            (Educational Products and
                                                            Services)
------------------------------------------------------------------------------------------------------------------------------------

                                                    INTERESTED TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   OTHER
                                                                                               NUMBER OF       TRUSTEESHIPS
                                                                                             PORTFOLIOS IN          OR
                                         TERM OF OFFICE(1)                                  THE FIRST TRUST    DIRECTORSHIPS
                                          AND YEAR FIRST        PRINCIPAL OCCUPATION(S)       FUND COMPLEX    HELD BY TRUSTEE
      NAME AND            POSITION(S)       ELECTED OR             DURING PAST 5              OVERSEEN BY      DURING PAST 5
    YEAR OF BIRTH        HELD WITH FUND    APPOINTED(2)                YEARS                    TRUSTEE            YEARS
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(3)      Chairman of       Class III          Chief Executive Officer,        194              None
1955                   the Board                            First Trust Advisors L.P.
                       and Trustee       Since Fund         and First Trust Portfolios
                                         Inception          L.P.; Chairman of the Board
                                                            of Directors, BondWave LLC
                                                            (Software Development
                                                            Company) and Stonebridge
                                                            Advisors LLC (Investment
                                                            Advisor)
------------------------------------------------------------------------------------------------------------------------------------

                                                 EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------------------

                                               TERM OF OFFICE(1)
       NAME AND           POSITIONS AND          AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
     YEAR OF BIRTH      OFFICES WITH FUND         SERVICE(2)                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and          Indefinite Term     Managing Director and Chief Financial Officer
1966                   Chief Executive                            (January 2016 to present), Controller
                       Officer                Since 2012          (January 2011 to January 2016), Senior Vice
                                                                  President (April 2007 to January 2016), First
                                                                  Trust Advisors L.P. and First Trust Portfolios
                                                                  L.P.; Chief Financial Officer (January 2016 to
                                                                  present), BondWave LLC (Software Development
                                                                  Company) and Stonebridge Advisors LLC
                                                                  (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------------
Donald P. Swade        Treasurer, Chief       Indefinite Term     Senior Vice President (July 2016 to present),
1972                   Financial Officer                          Vice President (April 2012 to July 2016), First
                       and Chief              Since 2016          Trust Advisors L.P. and First Trust
                       Accounting                                 Portfolios L.P.
                       Officer
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine       Secretary and          Indefinite Term     General Counsel, First Trust Advisors L.P. and
1960                   Chief Legal                                First Trust Portfolios L.P.; Secretary and
                       Officer                Since Fund          General Counsel, BondWave LLC (Software
                                              Inception           Development Company); Secretary, Stonebridge
                                                                  Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist    Vice President         Indefinite Term     Managing Director, First Trust Advisors L.P.
1970                                                              and First Trust Portfolios L.P.
                                              Since Fund
                                              Inception
------------------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher        Chief Compliance       Indefinite Term     Deputy General Counsel, First Trust Advisors
1966                   Officer and                                L.P. and First Trust Portfolios L.P.
                       Assistant              Chief
                       Secretary              Compliance
                                              Officer since
                                              2011 and
                                              Assistant
                                              Secretary since
                                              Fund Inception
------------------------------------------------------------------------------------------------------------------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as the Class II Trustees, are each serving a term until the Meeting or until their respective successors are elected and qualified. James A. Bowen and Niel
      B. Nielson, as the Class III Trustees, are each serving a term until the Fund's 2022 annual meeting of shareholders or until their respective successors are elected and qualified. Robert F. Keith, as the Class I Trustee, is serving a term until the Fund's 2023 annual meeting of shareholders or until his successor is elected and qualified. Executive officers of the Fund have an indefinite term.

(2) For executive officers, unless otherwise specified, length of time served represents the year the person first became an executive officer of the Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with the Fund's inception. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in January 2012, effective January 23, 2012 and
      (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Donald P. Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer.

(3) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

UNITARY BOARD LEADERSHIP STRUCTURE

     The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, many of the First Trust Funds, in addition to sharing the same advisor, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the "Board" and, where appropriate in context, the term "Board" may also be used to refer to the Board of Trustees of the Fund) believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First

Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

     Including the Fund, the First Trust Fund Complex includes: 16 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with three portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with five portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with, in the aggregate, 170 portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust") advised by First Trust Advisors.

     Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the First Trust Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

     In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

     The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

     The Committee Chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

     The five standing committees of the Board are: the Executive Committee (formerly known also as the Dividend and Pricing Committee), the Dividend Committee (established in October 2020), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.

     Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee of the Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Prior to October 19, 2020, such Committee was also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the Fund's last fiscal year, the Executive Committee held 11 meetings.

     Dividend Committee. The Dividend Committee of the Fund was established on October 19, 2020. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of distributions on the Fund's Shares. Dr. Erickson and Mr. Nielson are members of the Dividend Committee. During the Fund's last fiscal year, the Dividend Committee did not hold any meetings.

     Nominating and Governance Committee. The Nominating and Governance Committee of the Fund is responsible for appointing and nominating persons to the Fund's Board. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). In 2014, the Board adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who will turn 72 years old during the initial term.

     If there is no current or anticipated vacancy on the Board of the Fund, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Fund. When a vacancy on the Board of the Fund occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of the Fund, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders of the Fund. In connection with the evaluation of candidates for a position on the Board of the Fund, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and any other reviews described in the By-Laws. Further, the By-Laws include qualifications and requirements for Trustee eligibility that generally apply to all persons that may be nominated, elected, appointed, qualified or seated to serve as Trustees (collectively, the "Qualification Requirements") unless a majority of the Trustees then in office determine that failure to satisfy a particular Qualification Requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Advisor and the Trustees. Reference is made to the By-Laws for more details about the Qualification Requirements. (For information regarding shareholder proposals, including proposals to make a nomination for election to the Fund's Board, see "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below.)

     During the Fund's last fiscal year, the Nominating and Governance Committee held six meetings.

     Valuation Committee. The Valuation Committee of the Fund is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the Fund's last fiscal year, the Valuation Committee held four meetings.

     Audit Committee. The Audit Committee of the Fund is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading, serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the Fund's last fiscal year, the Audit Committee held nine meetings.

     In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Fund.

     During the Fund's last fiscal year, each Trustee, with the exception of Mr. Bowen, attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Trustee served during the Fund's last fiscal year. During the Fund's last fiscal year, Mr. Bowen attended approximately 92% (11 out of 12) of the regular and special Board meetings, but approximately 9% (1 out of 11) of the Dividend and Pricing Committee meetings. All of the Dividend and Pricing Committee meetings that Mr. Bowen did not attend were for ordinary course dividend declarations. In general, before such Dividend and Pricing Committee meetings were held, Mr. Bowen was informed of the applicable dividend recommendations. As indicated above, on October 19, 2020, the Fund's Dividend Committee was established. The Fund's Executive Committee remains in place, but is no longer also known as the Dividend and Pricing Committee. Mr. Bowen is currently a member of the Executive Committee, but not a member of the Dividend Committee.

RISK OVERSIGHT

     As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Fund's sub-advisor, is performed primarily at the Board level in conjunction with the Advisor's advisory oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Fund's sub-advisor and its operations and processes. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

     Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

     As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other principal service providers, including any affiliates of these entities, and the Qualification Requirements set forth in the By-Laws.

     Listed below for each nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that each nominee and each continuing Trustee should serve as a trustee. In addition, each nominee and continuing Trustee meets the applicable Qualification Requirements set forth in the By-Laws.

NOMINEES
--------

Independent Trustees

     Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009 and 2017 - 2019) and on the Executive Committee (2008 - 2009 and 2017 - present), Chairman of the Nominating and Governance Committee (2003 - 2007 and 2014 -
2016), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the Audit Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.

     Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM's Integrated Risk Committee from 2008 - 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 - 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 - 2016). He also served as Chairman of the Valuation Committee (2008 - 2009 and 2017 - 2019), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.

CONTINUING TRUSTEES
-------------------

Independent Trustees

     Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company, and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the Fund since its inception and of the First Trust Funds since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 - 2009 and 2017 - 2019),

Chairman of the Nominating and Governance Committee (2010 - 2011), and Chairman of the Valuation Committee (2014 - 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 - 2013) and on the Executive Committee (2012 - 2016) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.

     Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as President and Chief Executive Officer of Servant Interactive LLC (providing educational products and services) from June 2012 to September 2014, and he served as President and Chief Executive Officer of Dew Learning LLC from June 2012 to September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 - 2007 and 2014 - 2016), Chairman of the Valuation Committee (2012 - 2013), Chairman of the Nominating and Governance Committee (2008 - 2009 and 2017 - 2019), and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) and as Chairman of the Dividend Committee (since October 19, 2020) of the First Trust Funds.

Interested Trustee

     James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 37 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

Independent Trustees

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

Executive Officers

     The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 194 portfolios) as they hold with the Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND EXECUTIVE
OFFICERS

     The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2020:

------------------------ ------------------ ------------------------------------------------------------------------------------
                            INTERESTED                                     INDEPENDENT
                              TRUSTEE                                        TRUSTEES
------------------------ ------------------ ------------------------------------------------------------------------------------
                           James A. Bowen     Richard E. Erickson     Thomas R. Kadlec     Robert F. Keith     Niel B. Nielson
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------
                           Over $100,000              $0               $10,001-$50,000           $0              $1-$10,000
THE FUND                   (7,025 Shares)         (0 Shares)           (1,085 Shares)        (0 Shares)         (327 Shares)
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------
AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
ALL REGISTERED
INVESTMENT COMPANIES IN    Over $100,000         Over $100,000         Over $100,000        Over $100,000       Over $100,000
THE FIRST TRUST FUND
COMPLEX OVERSEEN BY
TRUSTEE
------------------------ ------------------ ----------------------- -------------------- ------------------- -------------------

     Under the Qualification Requirements described above, Trustees are required to agree to maintain an investment in the investment companies advised by the Advisor consistent with any applicable policy of the Board. In this regard, the Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he oversees in the aggregate of at least one year's annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee's personal investment needs.

     As of December 31, 2020, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

     As of December 31, 2020, the Trustees and executive officers of the Fund as a group beneficially owned 8,637 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

COMPENSATION

     Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairmen of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

     During the Fund's last fiscal year, the Board of the Fund held 12 meetings.

     The aggregate fees and expenses paid to all Trustees by the Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to $16,302.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The executive officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

               AGGREGATE COMPENSATION FOR THE FUND'S FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED                                        INDEPENDENT
                                     TRUSTEE                                           TRUSTEES
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------
                                 James A. Bowen     Richard E. Erickson    Thomas R. Kadlec    Robert F. Keith     Niel B. Nielson
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------
 THE FUND(1)                          $0                  $4,092                 $4,075             $4,033              $4,102
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------

TOTAL COMPENSATION FOR SERVING
THE FIRST TRUST FUND COMPLEX(2)       $0                $472,625               $472,625           $462,625            $482,625
-------------------------------------------------  ---------------------  ------------------  -----------------  -------------------

(1) For fiscal year ended October 31, 2020.

(2) For the calendar year ended December 31, 2020 for services to three portfolios of First Trust Series Fund and five portfolios of First Trust Variable Insurance Trust, open-end funds; 16 closed-end funds; and 170 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

     The Board seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). In addition, the Board's attendance at last year's annual shareholder meeting is available on the Fund's website located at https://www.ftportfolios.com. To find the Board's attendance, select the Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed by the Board of Trustees on December 7, 2020, a copy of which is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). As set forth in the Charter, Fund management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The Fund's independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls.

     In performing its oversight function, the Audit Committee reviewed and discussed with Fund management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the Fund for the fiscal year ended

October 31, 2020 at a meeting held on December 17, 2020, and discussed the audits of such financial statements with the independent auditors and Fund management.

     In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

     The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

     Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2020.

     Submitted by the Audit Committee of the Fund:
        Thomas R. Kadlec
        Robert F. Keith
        Richard E. Erickson
        Niel B. Nielson

INDEPENDENT AUDITORS' FEES

     Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

     During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

------------------------------- --------------------- --------------------- --------------------- -------------------
                                    AUDIT FEES(2)        AUDIT-RELATED              TAX               ALL OTHER
                                                              FEES                 FEES(3)               FEES
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------
       FEES BILLED TO:             2019       2020       2019       2020      2019        2020       2019     2020
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------
Fund(1)                          $52,000    $52,000      $0         $0       $5,200     $5,609       $0       $0
Advisor                            N/A        N/A        $0         $0         $0         $0         $0       $0
------------------------------- ----------- --------- ---------- ---------- ---------- ---------- ---------- --------

(1) These fees were for the fiscal years ended October 31.

(2) These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(3) For both fiscal years, these fees were for tax return preparation and, in addition, for fiscal year 2020, were also for tax consultation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Non-Audit Fees

     During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

                                       AGGREGATE NON-AUDIT FEES

-------------------------------------------------------------- -------------------- -------------------
                       FEES BILLED TO:                                2019                 2020
-------------------------------------------------------------- -------------------- -------------------
 Fund(1)                                                             $5,200               $5,609
 Advisor                                                            $28,500(2)           $70,370(3)
-------------------------------------------------------------- -------------------- -------------------

(1) These fees were for the fiscal years ended October 31.

(2) These fees relate to 2018 federal and state tax matters and professional services rendered for an Illinois Private Letter Ruling.

(3) These fees relate to 2018 and 2019 federal and state tax matters and the First Trust Security Assessment Project.


Pre-Approval

     Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

     The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

     None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

     Because the Audit Committee has not been informed of any such services, the Audit Committee of the Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           PROPOSAL 2: SHAREHOLDER PROPOSAL REGARDING TERMINATION OF
                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

     The Fund has received a shareholder proposal ("Proposal 2") from Donald T. Netter on behalf of Dolphin Limited Partnership I, L.P. (collectively "Dolphin"), whose address and number of shares will be furnished by the Fund upon request. The Fund, the Advisor, MacKay Shields LLC (the "Sub-Advisor") and the Trustees and officers of the Fund accept no responsibility for the contents of Proposal 2 or Dolphin's supporting statement, each of which is set forth below.

     FOR THE REASONS SET FORTH BELOW UNDER "STATEMENT OF OPPOSITION," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST PROPOSAL 2.
                                  -------

     Dolphin has notified the Fund that it intends to introduce the proposal set forth below at the Meeting:

DOLPHIN'S BINDING 2021 PROPOSAL
-------------------------------

     RESOLVED: All investment advisory and management agreements pertaining to First Trust High Income Long/Short Fund (FSD) and between First Trust Advisors L.P. (Advisor) shall be terminated, as soon as legally permitted.

SUPPORTING STATEMENT
--------------------

     Dolphin Limited Partnership I, L.P. (Dolphin), a long-term shareholder, believes the 2021 Proposal is necessary because FSD('s) (i) is not properly structured; (ii) had underperformed in rising and declining high yield markets and the Fund's life; (iii) efforts to close the net asset value (NAV) discount have failed; and (iv) board of trustees (Board) and Advisor have been adversarial to shareholders.

     As a perpetual fund with fixed-coupon securities generally with intermediate maturities, FSD is exposed to widening credit spreads, and its share price and NAV discount are inflated from approximately 31% of its distribution ($1.32) being return of capital (ROC) ($.42) (Rule 19a-1 notice, September 15, 2020).

     FSD's Market Value underperformed its benchmark, ICE BofAML US High Yield Constrained Index (Index) by approximately (450) basis points from October 31, 2019 to August 31, 2020. For the six months ended April 30, 2020, FSD's Market Value underperformed its Index by (567) basis points. NAV per share has declined from ROC, share repurchases and underperformance: $16.94 (October 31, 2019), $14.48 (April 30, 2020) and $15.88 (September 16, 2020). Shareholders
can do better than 5.7% of earned income ($0.90) on NAV.

     In connection with the 2020 annual shareholder meeting (2020 Meeting), Dolphin presented: (i) long term Market Value underperformed its Index by (133) basis points; (ii) since inception to October 31, 2019, Market Value was approximately 20% lower than its Index; (iii) the Board's 2019 review of 2018 concluded management fees were higher than its peer median and NAV underperformed its peer median and Index for 1, 3 and 5 years, which occurred during a rally in the high yield sector; and (iv) its belief that the share performance leading to the 2020 meeting materially benefited from Dolphin's public involvement starting September 2019.

     FSD's partial cash tender, share repurchases and increased distributions from ROC failed to close the NAV discount.

     FSD has taken actions adversarial to its shareholders. For the 2019 annual shareholder meeting, FSD made extraordinary efforts to exclude Dolphin's precatory proposal to implement a target term. For the 2020 meeting, Dolphin sought termination of investment advisory and management agreements. In response, FSD accelerated the 2020 Meeting and spent considerable shareholder funds opposing. Ignoring its mandatory disclosure obligations, FSD failed to disclose the actual vote on this proposal until September 1, 2020 (in response to Dolphin's communications). Recently, FSD amended its bylaws to make it more difficult for shareholders to nominate and elect directors. The Board and officers held 8,528 shares as of December 31, 2019.

     Shareholder approval of the 2021 Proposal will cause FSD to terminate the advisors. FSD may then liquidate or present an alternative transaction/structure or hire new advisors with shareholder approval.

              DOLPHIN URGES SHAREHOLDERS TO VOTE FOR THE PROPOSAL


                          ----------------------------


     After careful consideration of the foregoing Proposal 2, the Board of Trustees has provided the following Statement of Opposition to Proposal 2:

                            STATEMENT OF OPPOSITION

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board believes that the Advisor and the Sub-Advisor are best-suited to manage the Fund and implement its investment strategy. The Advisor and the Sub-Advisor have produced strong returns during their respective tenures in the pursuit of the Fund's investment objectives, and the Board believes shareholders benefit from the high quality services, experience and resources of the Advisor and the Sub-Advisor. The Board diligently reviews the investment management agreement between the Advisor and the Fund and the investment sub-advisory agreement between the Fund, the Advisor and the Sub-Advisor (collectively, the "Investment Management Agreements") annually in accordance with its duties under the 1940 Act, and has affirmatively chosen to renew the Investment Management Agreements after determining that the Investment Management Agreements are in the best interests of the Fund and that the Advisor and Sub-Advisor are well-suited to serve in these capacities for the Fund.

     The Board believes that Dolphin is an activist investor who has repeatedly sought to pursue its own self-interests at the expense of the Fund's long-term shareholders via various self-interested proposals. Proposal 2 submitted by Dolphin is substantially the same as the proposal Dolphin submitted for consideration at the Fund's annual meeting of shareholders last year, and that proposal was overwhelmingly rejected by the Fund's shareholders. The Board does not believe Dolphin has provided any new persuasive reasons to support Proposal 2, and remains steadfast in its position that terminating the Investment Management Agreements is not in the best interests of the Fund or its shareholders. Specifically, the Board believes that terminating the Investment Management Agreements could result in significant negative impacts to the Fund and its shareholders and could potentially deprive shareholders of exposure to the Fund's investment strategies. Dolphin's self-interested activism with respect to the Fund has persisted despite resounding opposition from shareholders at-large, and the Board notes that Dolphin's resubmission of substantially the same proposal two years in a row without any reasonable expectation of success serves only to waste resources of the Fund to the detriment of all of the Fund's shareholders. The Board has advanced and defended the interests of the Fund and its shareholders in response to Dolphin's activist agenda, and will continue to do so.

     The Board carefully considered Proposal 2 and, for the reasons discussed below, unanimously opposes it because the Board believes it is not in the best interests of the Fund or its shareholders to terminate the Investment Management Agreements, and doing so would be harmful to the Fund. THE BOARD STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST PROPOSAL 2. The reasons for the Board's recommendation are as follows:

    o the Advisor and the Sub-Advisor have a history of delivering strong returns versus the Fund's benchmark and the Fund's peers;

    o the termination of the management agreement would harm the Fund;

    o the Board and Advisor have taken active steps to address the Fund's discount; and

    o Proposal 2 is the latest attempt by Dolphin to pursue its activist agenda to the detriment of the Fund's long-term shareholders.

     The Board continues to believe in the Fund's long-term investment strategy, which offers investors the ability to seek current income while secondarily seeking capital appreciation through a strategy involving investments in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield fixed income securities of varying maturities. The Board also continues to believe in the ability of the Advisor and Sub-Advisor to implement this strategy. The Board believes that termination of the Investment Management Agreements would not be in the best interests of the Fund's investors and would materially and adversely impact shareholders.

THE ADVISOR AND SUB-ADVISOR HAVE A HISTORY OF DELIVERING STRONG RETURNS VERSUS THE FUND'S BENCHMARK AND THE FUND'S PEERS

     The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. The Board believes the Advisor and the Sub-Advisor have successfully implemented the Fund's investment strategies and met the Fund's investment objectives over the life of the Fund.

     The Board has reviewed the Fund's investment performance over various time periods. In doing so, the Board considered the performance of the Fund versus the Fund's benchmark, the ICE BofAML US High Yield Constrained Index (hereinafter the "Benchmark"), and a peer group for the Fund as determined by Broadridge Financial Solutions Inc., an independent provider of investment company data (the "Broadridge Peers"). The Board considered the Fund's performance against the Benchmark, the Broadridge Peers, and the Fund's peer Morningstar category group, the U.S. Closed-end High Yield Fund Category (the "Morningstar Category") on a market value return basis and a net asset value

("NAV") return basis as of December 31, 2020. These returns, which data for the Broadridge Peers excludes FSD and for Morningstar Category includes FSD, are detailed in the tables below:


                        TOTAL RETURN (%) BASED ON MARKET VALUE - AS OF DECEMBER 31, 2020
------------------------------------------------- --------------- ---------------- -------------- --------------
                                                  Last 3 Months   Last 12 Months   Last 3 Years   Last 5 Years
------------------------------------------------- --------------- ---------------- -------------- --------------
First Trust High Income Long/Short Fund(1)             8.56            3.11            5.26           9.95
------------------------------------------------- --------------- ---------------- -------------- --------------
ICE BofAML U.S. High Yield Constrained Index(2)        6.47            6.07            5.85           8.41
------------------------------------------------- --------------- ---------------- -------------- --------------
Broadridge Peers Average                              12.69            2.28            4.16           10.05
------------------------------------------------- --------------- ---------------- -------------- --------------
Morningstar Category Average                          11.20            2.46            5.49           8.75
------------------------------------------------- --------------- ---------------- -------------- --------------

                           TOTAL RETURN (%) BASED ON NAV - AS OF DECEMBER 31, 2020
------------------------------------------------- --------------- ---------------- -------------- --------------
                                                  Last 3 Months   Last 12 Months   Last 3 Years   Last 5 Years
------------------------------------------------- --------------- ---------------- -------------- --------------
First Trust High Income Long/Short Fund(1)             8.32            5.86            6.40           9.14
------------------------------------------------- --------------- ---------------- -------------- --------------
ICE BofAML U.S. High Yield Constrained Index(2)        6.47            6.07            5.85           8.41
------------------------------------------------- --------------- ---------------- -------------- --------------
Broadridge Peers Average                               7.84            4.24            4.95           9.61
------------------------------------------------- --------------- ---------------- -------------- --------------
Morningstar Category Average                           7.67            4.39            5.01           7.72
------------------------------------------------- --------------- ---------------- -------------- --------------

(1) Source: Fund records.

(2) Source: Bloomberg.

     The Board notes the Fund's favorable performance under the management of the Advisor and Sub-Advisor on both a market value return and NAV return basis over various periods of time in comparison to its Benchmark, Broadridge Peers and Morningstar Category, despite Dolphin's assertions to the contrary, which rely on highlighting a select subset of performance. The Board notes this performance was achieved by the Advisor and the Sub-Advisor while implementing the Fund's long-term strategy, which Dolphin has repeatedly stated it would like to materially alter.

     Dolphin notes that the Fund underperformed the Benchmark for the six-months ended April 2020 on a market value return basis. Dolphin ignores vital context between the Fund and the Benchmark in evaluating this selective timeframe. The Fund utilizes leverage to enhance income and to attempt to enhance returns. The first portion of 2020 saw drastic market movements as a result of the COVID-19 pandemic. In a strong down market, as seen in the first quarter of 2020, returns in a levered strategy, such as the Fund, will lag an unlevered benchmark, such as the Benchmark. Conversely, in a strong up market, returns in a levered strategy, such as the Fund, may outpace an unlevered benchmark. Additionally, by focusing on the market value return, Dolphin ignores the impact that the COVID-19 pandemic had on share prices of closed-end funds during this time period, as discussed in greater detail below. Separately, Dolphin asserts that it believes that the share performance of the Fund leading to the 2020 annual meeting benefitted from Dolphin's "public involvement starting September 2019." In contrast, the Advisor believes the Fund's market price performance during that period was driven by other factors, such as the action taken to increase the Fund's dividend yield in 2019, the Fund's strong performance on a NAV return basis in 2019, and the rally in the high-yield market during the period. Further, on a market value return basis the Fund had performance of almost 18% year-to-date through August 2019 before Dolphin's stated involvement.

     The Board notes both the Fund's favorable long-term performance and performance over the course of 2020 during the COVID-19 pandemic (which created significant market uncertainty and pressure) was achieved under the stewardship of the Advisor and Sub-Advisor. Accordingly, the Board does not believe that terminating the Investment Management Agreements would be in the best interests of the Fund's shareholders.

TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENTS WOULD HARM THE FUND

     Terminating the Investment Management Agreements would potentially leave the Fund without an investment advisor, disrupt its investment activities and expose it to substantial risk and expense. This would result in the Fund potentially being "orphaned" as the Fund would no longer receive services from either the Advisor or the Sub-Advisor, subjecting it to heightened risks while the Board searched for a replacement advisor.

     Pursuant to the Investment Management Agreements, the Advisor is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs, and providing certain administrative services necessary for the management of the Fund. The Sub-Advisor manages the investment program of the Fund, makes investment decisions for the Fund, and places all orders for the purchase and sale of securities for the Fund. If the Investment Management Agreements were to be terminated, not only would the daily investment decisions of the Fund no longer be made by the Advisor and the Sub-Advisor, but necessary administrative services provided by the Advisor, such as furnishing of office facilities and equipment, clerical and bookkeeping services, oversight of daily accounting and valuation, oversight and preparation of regulatory filings, legal and compliance support, and providing oversight of the Fund's other service providers, would also be lost.

     If the Investment Management Agreements were terminated, there would also be a necessary time period to select another qualified advisor. The Fund may be without an investment advisor and sub-advisor during this time, potentially leaving it exposed to significant operational and market risks. Functionally, if termination of the Investment Management Agreements were approved by shareholders, the Board would be required to search and conduct due diligence in order to find a suitable new advisor. Once a new advisor was selected by the Board, the new advisory contract would require approval of (i) the Board (including a majority of the Independent Trustees) and (ii) a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Under the 1940 Act, a majority of the Fund's outstanding voting securities means the affirmative vote of the lesser of: (i) 67% or more of the Fund's voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Not only would such a shareholder vote likely be difficult and require significant time to achieve, it could be very costly to the Fund. The costs of a search for a replacement advisor, including the requisite due diligence of a potential replacement and the negotiation of a suitable advisory agreement, would likely be significant.

In order to meet the required shareholder vote to approve the advisory contract, the Fund likely would be required to incur substantial expense in connection with holding a special meeting of shareholders, solicitation of shareholder votes, and the filing and mailing of proxy materials. Alternatively, if the Investment Management Agreements were terminated, the Fund could be forced to liquidate, which would deprive shareholders of exposure to a strategy that seeks to achieve the Fund's primary investment objective of providing current income and its secondary objective of capital appreciation. Furthermore, a forced liquidation would cause the Fund to incur transaction costs and could result in a taxable event for shareholders, or could occur during a period of market stress resulting in unfavorable prices when liquidating the Fund's assets.

     The Board, including the Independent Trustees, most recently voted to continue the Investment Management Agreements in June 2020 after unanimously concluding that such continuation was in the best interests of the Fund. The Board continues to believe that the Fund receives high quality services from the Advisor and Sub-Advisor and that the Advisor and the Sub-Advisor are best-suited to continue to provide such services to the Fund. The Board further believes it likely would be risky, difficult and costly to terminate the Investment Management Agreements and then identify and hire suitable investment advisor replacements. Alternatively, the Fund could be forced to liquidate, which could be costly to the Fund's shareholders and deprive shareholders of exposure to the Fund's investment strategies. The Board does not believe that Dolphin has provided any justification for subjecting the Fund and its shareholders to such potential risk, delay and expense in order to find the Fund replacement advisors that the Board believes would not be as well-suited to manage the Fund as the Advisor and Sub-Advisor, or to potentially liquidate the Fund that provides strong returns in the advancement of its investment objectives.

THE BOARD AND THE ADVISOR HAVE TAKEN ACTIVE STEPS TO ADDRESS THE FUND'S DISCOUNT

     Dolphin attempts to weaponize the Fund's trading discount as a principal reason for its proposal to terminate the Investment Management Agreements, stating that the attempts to address the Fund's discount have failed. The Board believes that Dolphin fails to recognize that the Board and Advisor regularly review the Fund's discount, and have taken significant actions to attempt to reduce the Fund's discount. As a preliminary matter, discounts have increasingly led activist investors to target closed-end funds in an effort to capture the trading spread. These activists portray discounts as evidence of poor performance in order to pressure a fund to take actions that return NAV to shareholders and produce a short-term gain for the activist investor at the expense of long-term investors. Dolphin utilizes this tactic in its supporting statement.

     The precise cause for closed-end funds' trading discounts is unknown, and even the best performing funds have experienced discounts that have expanded into the double digits at times.(1) There is no one action that can permanently close a closed-end fund's discount without also permanently changing the structure of a fund, and market sentiment and the fund's NAV performance may be the largest drivers of how a fund trades relative to its NAV over time. Changing the structure of the Fund could also introduce sub-optimal portfolio actions (such as the potential elimination of leverage, liquidating at inopportune times, increased transaction costs, and potential taxable events) that could impact the Fund's ability to achieve its investment objectives. Further, the discount is one of many important factors investors may consider when evaluating a fund, as well as its investment strategy, yield, and sustained distributions.

----------
(1) See Responses to Staff Questions on Control Share Acquisition Statutes and Retail Investor Exposure to Private Offerings, INVESTMENT COMPANY INSTITUTE (December 16, 2020).

     The Board believes that previous actions taken with respect to the Fund have positively impacted the Fund's trading discount at different periods of time. For example, share repurchase plans can positively impact the discount by relieving selling pressure during periods when a fund is trading at a steep discount. The Fund has implemented a share repurchase plan since 2015, which has provided total accretion of approximately $6.2 million, including approximately $1.5 million in accretion over the course of 2020. Additionally, the Fund has implemented a higher distribution rate since mid-2019, which the Advisor believes has played a significant role in the narrowing of the Fund's trading discount. The Fund's discount had decreased from -12.11% as of the implementation of the higher distribution rate in July 2019 to -6.94% in February 2020. The Advisor believes the impact of the COVID-19 pandemic created market forces that, at least in part, led to the Fund's discount widening since that point. This was seen across the closed-end fund industry.(2) Despite the impacts of COVID-19, the Fund's trading discount remains narrower than it was in July 2019.(3) Commentators have noted that the widening of discounts seen as a result of the COVID-19 pandemic created an attractive opportunity for activist investors to advance their campaigns and pressure closed-end funds.(4) The Board believes that Dolphin's assertion that actions taken by the Fund and the Board have failed to reduce the Fund's trading discount is inaccurate and ignores vital context. Further, the Board believes that Dolphin's assertion that the Fund's share performance was materially impacted by its public involvement prior to the 2020 annual meeting of shareholders is purely speculative.

     Despite any assertions to the contrary, the Board and the Advisor are mindful of and consistently review and act upon the Fund's trading discount. The Board believes that previous actions taken in connection therewith have positively impacted the Fund's trading discount. Dolphin provides no information to support that the termination of the Investment Management Agreements would reduce the Fund's discount. Rather, the termination of the Investment Management Agreements would likely have a negative impact on the discount as the uncertainty caused by the termination of the Investment Management Agreements could result in significant selling pressure on the Fund's shares.

PROPOSAL 2 IS THE LATEST ATTEMPT BY DOLPHIN TO PURSUE ITS ACTIVIST AGENDA TO THE DETRIMENT OF THE FUND'S LONG-TERM SHAREHOLDERS

     The Board notes that Dolphin has attempted to put forth a shareholder proposal to pursue its activist agenda for the past three annual meetings of shareholders of the Fund, including the 2021 annual meeting of shareholders.



----------
(2) For example, closed-end funds employing a high-yield strategy that utilizes leverage had an average discount of -7.3% as of the end of February 2020. See Average Premium and Discount U.S. Closed End Funds, available at https://www.cefa.com/_/docs/content/PanD_03_06_2020.pdf. By the beginning of April 2020, the average discount for these funds had widened to approximately -13.3%. Average Premium and Discount U.S. Closed End Funds, available at https://www.cefa.com/_/docs/content/PanD_04_03_2020.pdf. Similarly, the
    Fund's trading discount had narrowed to -6.88% by February 19, 2020 and subsequently widened to approximately -15.03% on April 3, 2020. Further, during the COVID-19 driven market dislocations in March 2020, the average NAV discount for U.S. closed-end funds came close to the previous all-time high which was set in the wake of the 2008 financial crisis. Keith E. Gottfried, Shareholder Activism at Closed-End Funds in the Wake of Covid-19, HARVARD LAW SCHOOL FORUM ON CORPORATE GOVERNANCE (Jan. 3, 2021), available at https://corpgov.law.harvard.edu/2021/01/03/shareholder-activism-at-closed-end-funds-in-the-wake-of-covid-19/.

(3) The Fund's discount was -10.97% as of December 31, 2020.

(4) Keith E. Gottfried, Shareholder Activism at Closed-End Funds in the Wake of Covid-19, HARVARD LAW SCHOOL FORUM ON CORPORATE GOVERNANCE (Jan. 3,
    2021), available at https://corpgov.law.harvard.edu/2021/01/03/shareholder-activism-at-closed-end-funds-in-the-wake-of-covid-19/.

Dolphin alleges that the Board and Advisor have been adversarial to shareholders, which the Board denies. The Board has acted and continues to act in what it believes to be the best interest of the Fund and its shareholders based on the exercise of its business judgement. Dolphin's proposals are focused on short-term results that would harm the Fund's broader long-term shareholders. The Board has not determined that Dolphin's proposed short-term actions have been in the best interests of the Fund's shareholders and the Board accordingly has taken the appropriate actions to defend shareholder interests against Dolphin's activist campaign pursuant to the avenues available to the Fund under the federal securities laws and the Fund's organizational documents. For the benefit of the shareholders, a brief summary of Dolphin's activist history with the Fund is provided below.

     Dolphin first began its activist campaign against the Fund in November 2018, by submitting a proposal to establish a required liquidation date for the Fund (a "Target Term"). The Fund excluded this proposal from its proxy materials under the substantive exclusions authorized under Rule 14a-8 under the 1934 Act ("Rule 14a-8") and in reliance on no-action relief issued by the SEC. In September 2019, Dolphin resubmitted its 2018 proposal to establish a Target Term. In October 2019, the Fund received a binding Rule 14a-8 proposal from Dolphin to terminate all investment advisory and management agreements pertaining to the Fund. Significant subsequent communication followed between the Fund and Dolphin, and eventually at the Fund's 2020 annual meeting of shareholders, the proposal was unsuccessful with only approximately 10.5% of the Fund's outstanding shareholders voting for Dolphin's proposal. On March 17, 2020 (eight days after the 2020 annual meeting of shareholders), Dolphin submitted substantially the same proposal that had just been overwhelmingly defeated at the 2020 annual meeting of shareholders. On September 18, 2020, Dolphin submitted Proposal 2 discussed herein, putting forth substantially the same proposal shareholders resoundingly rejected last year. The Board has acted and continues to act for the interests of the Fund's shareholders at-large, rather than the interests of a minority, activist shareholder seeking a liquidation event.

     Dolphin's current proposal appears to be part of a broader, single-minded agenda to realize a liquidity event, contrary to the Fund's stated investment objectives and the interests of its long-term shareholders. The Board continues to believe the Fund receives high quality services from the Advisor and Sub-Advisor in the advancement of the Fund's investment objectives, and that the termination of the Investment Management Agreements in connection with Dolphin's activist agenda is against the interests of the Fund's shareholders as a whole.

CONCLUSION

     Dolphin seeks to remove the Advisor and the Sub-Advisor from their positions with the Fund in hopes of advancing its activist agenda. However, Dolphin ignores the returns the Advisor and the Sub-Advisor have achieved over time for it and other investors in the Fund. The Board believes that the Fund receives high quality services from the Advisor and the Sub-Advisor and that the termination of the Investment Management Agreements would harm the Fund by subjecting it to the unnecessary risks and expenses of either searching for and approving a new investment advisor or being forced into a liquidation. Finally, the Board believes Dolphin's history of activist proposals demonstrates its self-interested motivation to the detriment and expense of other shareholders. The Board believes that Dolphin's proposal to terminate the Investment Management Agreements is against the interests of investors in the Fund, and that the Advisor and Sub-Advisor are best situated to advance the Fund's investment objectives based on their experience and performance. Therefore, the Board strongly recommends that shareholders vote against Proposal 2.

     Certain of the statements included herein are not historical facts or are based on current market conditions and are not guarantees of future performance or outcomes, but instead express only beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the Fund's control and are intended to constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are made only as of the date of this Proxy Statement and the Fund undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

       FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY
                RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL 2

     REQUIRED VOTE: Approval of Proposal 2 requires the affirmative vote of the majority of outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy; or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

     Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the existence of a quorum, but will have the effect of a vote against Proposal 2. We do not expect that brokers will be entitled to vote on Proposal 2 unless they receive instructions from underlying beneficial owners.

     THE BOARD CAREFULLY CONSIDERED PROPOSAL 2 AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST IT.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the 2022 annual meeting of shareholders of the Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 and must be received at the principal executive offices of the Fund not later than October 28, 2021. However, timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

     Other Shareholder Proposals. In addition to any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the Fund's Declaration of Trust, under the Fund's By-Laws, any proposal to elect any person nominated by a shareholder for election as Trustee and any other proposal by a shareholder may only be brought before an annual meeting of the Fund if, among other requirements, the proposing shareholder would be entitled to vote on the proposal and timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Fund's proxy statement was released to shareholders for the preceding year's annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty
(30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     In order for a shareholder to properly propose a nominee for election to the Board of Trustees or to propose business outside of Rule 14a-8, in addition to complying with the advance notice provisions (described in the preceding paragraph), the shareholder must also comply with all other relevant provisions set forth in the By-Laws. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the SEC on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund's principal executive offices. ANY SHAREHOLDER OF THE FUND CONSIDERING MAKING A NOMINATION OR SUBMITTING ANY OTHER PROPOSAL SHOULD CAREFULLY REVIEW THE BY-LAWS.

     In addition, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

CONTROL SHARE ACQUISITIONS

     The By-Laws include provisions (referred to as the "Control Share Provisions") pursuant to which, in summary, a shareholder who obtains beneficial ownership of the Fund's Shares in a "Control Share Acquisition" may exercise voting rights with respect to such Shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Subject to various exceptions and conditions, the By-Laws define a "Control Share Acquisition" generally to include an acquisition of Shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such Shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions that occurred prior to October 19, 2020 (the adoption date of the By-Laws) are excluded from the definition of Control Share Acquisition. However, such Shares are included in assessing whether any subsequent acquisition of Shares exceeds the above thresholds. Subject to various conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a "Control Share Acquisition Statement" to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of Shares in a Control Share Acquisition may demand a special meeting of shareholders of the Fund for the purpose of considering whether to approve the authorization of voting rights of such shareholder with respect to such Shares. THE FOREGOING DESCRIPTION OF THE CONTROL SHARE PROVISIONS IS NOT COMPLETE, AND A SHAREHOLDER SEEKING TO ACQUIRE SHARES OF THE FUND IN A CONTROL SHARE ACQUISITION SHOULD CAREFULLY REVIEW THE BY-LAWS (COPIES OF WHICH ARE AVAILABLE AS INDICATED ABOVE).

SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

     First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Fund.

     MacKay Shields LLC, 1345 Avenue of the Americas, 43rd Floor, New York, New York 10105, serves as the investment sub-advisor to the Fund.

     The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, fund accountant and custodian, and BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the transfer agent, to the Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's Trustees, the Fund's officers subject to such provisions, certain persons affiliated with First Trust Advisors and any sub-advisor, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, the Fund believes that during the fiscal year ended October 31, 2020, all such filing requirements applicable to such persons were met.

FISCAL YEAR

     The fiscal year end for the Fund is October 31.

DELIVERY OF CERTAIN DOCUMENTS

     Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 988-5891.

     Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

STANDSTILL AGREEMENT RELATING TO CERTAIN FIRST TRUST CLOSED-END FUNDS

     On December 2, 2020, First Trust/Aberdeen Global Opportunity Income Fund ("FAM") and the Advisor entered into a standstill agreement (the "Standstill Agreement") with Karpus Management, Inc. (doing business as Karpus Investment Management) and various present or future persons, entities, funds or accounts it manages, provides investment management or advisory services or controls (collectively "Karpus"). Under the Standstill Agreement, Karpus agreed, among other things, as to certain voting-related matters and standstill covenants with respect to FAM and several other closed-end funds advised by the Advisor (including the Fund) until the earliest of: (i) February 28, 2021, if the completion of the tender offer with respect to shares of FAM, as described in such agreement, has not occurred; (ii) December 2, 2023; or (iii) such other date as the parties to such agreement may agree in writing.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than Proposal 1 and Proposal 2, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

February 16, 2021

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC AT (800) 290-6429 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

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                                      -34-

                      This page intentionally left blank.

                               [BLANK BACK COVER]

PROXY CARD
----------


FIRST TRUST
                                       PROXY CARD
                                       SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO MATTER                PROXY VOTING OPTIONS
HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!   1. MAIL your signed and voted proxy back in
                                        the postage paid envelope provided

                                     2. ONLINE at vote.proxyonline.com using
                                        your proxy control number found below
SHAREHOLDER NAME
AND ADDRESS HERE                     3. By PHONE when you dial toll-free 1-888-
                                        227-9349 to reach an automated touchtone voting line

                                     4. By PHONE with a live operator when you
                                        call toll-free 1-800-290-6429 Monday
                                        through Friday 9 a.m. to 10 p.m.
                                        Eastern Time

                                          CONTROL
PLEASE CAST YOUR PROXY VOTE TODAY!        NUMBER


                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
    PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 2021
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust High Income Long/Short Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") that is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187, on April 8, 2021, at 12:00 noon Central Time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 16, 2021, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS THE CLASS II TRUSTEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2).


DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-290-6429. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to
10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 2021. The proxy statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/fsd.pdf


--------------------------------------------------------------------------------


[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]

FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                                                   PROXY CARD
                                                                      PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The                  _______________________________________________________
signer(s) acknowledges receipt of the Proxy Statement of the Fund.           SIGNATURE (AND TITLE IF APPLICABLE)                DATE
Your signature(s) on this Proxy should be exactly as your name(s)
appear on this Proxy (reverse side). If the shares are held jointly,
each holder should sign this Proxy. Attorneys-in-fact, executors,            _______________________________________________________
administrators, trustees or guardians should indicate the full title         SIGNATURE (IF HELD JOINTLY)                        DATE
and capacity in which they are signing.

--------------------------------------------------------------------------------


      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
         VOTED FOR THE ELECTION OF THE LISTED NOMINEES IN PROPOSAL 1 AND
                AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
                                                         Example: (black circle)


 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE LISTED NOMINEES
    IN PROPOSAL 1 AND A VOTE AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.


---------------------------------------------------------------------------------------------------------
                                                               FOR         WITHHOLD
---------------------------------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR
THE ELECTION OF THE TWO CLASS II NOMINEES LISTED BELOW
FOR A THREE-YEAR TERM.

   1.  ELECTION OF TWO CLASS II TRUSTEES.

   1.1 Richard E. Erickson                               (white circle) (white circle)

   1.2 Thomas R. Kadlec                                  (white circle) (white circle)



---------------------------------------------------------------------------------------------------------
                                                               FOR          AGAINST          ABSTAIN
---------------------------------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
AGAINST PROPOSAL 2 BELOW.

   2  IF PROPERLY PRESENTED AT THE MEETING, A             (white circle) (white circle)   (white circle)
      SHAREHOLDER PROPOSAL TO TERMINATE ALL
      INVESTMENT ADVISORY AND MANAGEMENT
      AGREEMENTS PERTAINING TO THE FUND.



                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]